                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            SPS Technologies, iNC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

[SPS LOGO]


--------------------------------------------------------------------------------
SPS Technologies, Inc.
101 Greenwood Avenue, Suite 470
Jenkintown, Pennsylvania 19046
Notice of
Annual Meeting of Shareholders
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of SPS Technologies, Inc. will be held on Tuesday, April 28, 1998, at ten o'clock a.m., local time, at 17 Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, in the Forum Room (eighth floor), for the following purposes:



1. To elect three Class I directors for a term of three years;



2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. All shareholders are cordially invited to attend the meeting. Shareholders of record at the close of business on March 10, 1998 will be entitled to vote at the meeting.




                                        James D. Dee
                                        Secretary


March 27, 1998










--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

   You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope.
--------------------------------------------------------------------------------

                                Proxy Statement


--------------------------------------------------------------------------------
                                    General
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of SPS Technologies, Inc. ("Company"), to be held on Tuesday, April 28, 1998, and at any adjournments or postponements thereof. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about March 27, 1998.

     Shareholders are requested to mark, sign, date and return in the envelope provided, the enclosed proxy which is being solicited by the Board of Directors of the Company. No postage is required if the proxy is returned in the enclosed envelope and mailed in the United States.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person. The proxy is revocable by delivering written notice of revocation to the Secretary of the Company at any time before the proxy is voted, by a properly executed, later-dated proxy, or by attending the meeting and voting in person.

     The cost of soliciting proxies will be paid by the Company. The Company will reimburse brokers, custodians, nominees and fiduciaries for the cost of forwarding materials to beneficial owners. Proxies may be solicited by directors, officers and employees, but such persons will not be specially compensated for such services.


--------------------------------------------------------------------------------
                               Voting Information
--------------------------------------------------------------------------------

     Only record holders of Common Stock of the Company at the close of business on March 10, 1998, are entitled to vote. On that date there were issued and outstanding 12,371,357 shares of Common Stock, par value $.50 per share, each of which is entitled to one vote and which, in the election of directors, has cumulative voting rights. This means that shareholders have the right to multiply the number of votes to which they may be entitled by the total number of directors to be elected in the same election and may cast the whole number of such votes for one nominee or may distribute them among any two or more nominees. Proxy holders may vote cumulatively for any or all of the nominees, and it is the Company's intention to have the proxy holders exercise such cumulative voting rights to elect the maximum number of nominees proposed by the Board of Directors.

     Shares represented by proxies in the accompanying form, unless otherwise directed, will be voted at the Annual Meeting or any adjournments or postponements thereof FOR the election of directors as stated under the heading "Election of Directors." Management does not intend to bring any other matters before the meeting, and it does not know of any additional proposals to be presented by others. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. Under the Company's By-laws, proposals of shareholders to be presented at the meeting must be submitted in accordance with the procedures summarized below under the heading "Proposals of Shareholders".

--------------------------------------------------------------------------------
                         Ownership of Voting Securities
--------------------------------------------------------------------------------

     As of February 28, 1998, the following persons were known by the Company to be the principal beneficial owners of the voting securities of the Company:

---------------------------------------------------------------------------------------------
Name and Address                    Amount and Nature of Beneficial
of Beneficial Owner               Ownership of Shares of Common Stock    Percent of Class
---------------------------------------------------------------------------------------------
Gabelli Funds, Inc.,                           2,732,260(a)             22.1%
GAMCO Investors, Inc.,
Gabelli International Limited,
Gemini Capital Management
Ltd., and
Mario J. Gabelli
One Corporate Center
Rye, NY 10580-1434
Tinicum Investors,                             1,992,048(b)             16.1%
RIT Capital Partners plc,
Putnam L. Crafts, Jr., and
Eric M. Ruttenberg
990 Stewart Avenue
Garden City, NY 11530
FMR Corp.                                      1,089,600(c)              8.8%
82 Devonshire Street
Boston, Massachusetts 02109
Anne Hallowell Miller                            541,456(d)              4.4%
 c/o Stacey W. McConnell
McConnell & Associates, P.C.
1235 Westlakes Drive
Suite 230
Berwyn, PA 19312
Howard T. Hallowell III                          543,434(e)              4.4%
 c/o Stacey W. McConnell
McConnell & Associates, P.C.
1235 Westlakes Drive
Suite 230
Berwyn, PA 19312
---------------------------------------------------------------------------------------------

(a) Based on information supplied by the named entities in a joint filing on
    Schedule 13D dated January 27, 1998, with the Securities and Exchange Commission. According to such filing, the named entities held sole, shared or no voting and dispositive power over the shares as follows: Gabelli Funds, Inc. -- 418,200 shares (sole voting and dispositive power); GAMCO Investors, Inc. -- 2,274,540 (sole voting and dispositive power) and 20,000 shares (no voting and sole dispositive power); Gabelli International Limited (no voting or dispositive power); and Gemini Capital Management Limited -- 5,000 shares (sole voting and dispositive power). Mr. Mario J. Gabelli is the majority stockholder of Gabelli Funds, Inc. and individually owns 14,520 shares (sole voting and dispositive power) of the Company's Common Stock.

(b) Based on information supplied by the named entities in a joint filing on
    Schedule 13D dated on January 24, 1997, with the Securities and Exchange Commission, as updated by the named entities through February 28, 1998. According to such information, the named entities held sole, shared or no voting and dispositive power over the shares as follows: Tinicum Investors -- 1,518,138 shares (sole voting and dispositive power); RIT Capital Partners plc -- 264,622 shares (sole voting and dispositive power); Putnam
    L. Crafts, Jr. -- 200,000 shares (sole voting and dispositive power); and Eric M. Ruttenberg -- 9,288 shares (sole voting and dispositive power). Eric M. Ruttenberg, a director of the Company, is a general partner of Tinicum Investors.

(c) Based on information supplied by the named entity in a filing on Schedule 13G dated February 14, 1998, with the Securities and Exchange Commission. According to such filing, FMR Corp. has sole voting power over 739,700 shares and sole dispositive power over 1,089,600 shares. Also according to such filing, certain related entities held sole, shared or no voting and dispositive power over the shares as follows: Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 388,800 shares; Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 349,900 shares owned by the Funds; Fidelity International Limited ("FIL"), FMR Corp., through its control of Fidelity, and Fidelity American Special Situations Trust ("FASST") each has sole power to vote and to dispose of the 38,900 shares held by FASST; Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 678,800 shares; Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole voting and dispositive power over 678,800 shares; and FIL is the beneficial owner of 60,900 shares, which includes the 38,900 shares owned by FASST. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(d) Based on information supplied by Mrs. Miller to the Company. According to such information, the shareholdings indicated by Mrs. Miller include 541,456 shares held by Mrs. Miller as to which she has sole voting and dispositive power. The amount of shares held and percent of ownership shown does not include 40,000 shares held by the Hallowell Foundation, established in 1956 by H. Thomas Hallowell, Jr., of which the Company is informed Mrs. Miller is a trustee. Mrs. Miller has disclaimed beneficial ownership of such shares.

(e) Based on information supplied by Mr. Hallowell to the Company. According to such information, the shareholdings indicated by Mr. Hallowell include 1,082 shares held in a fiduciary capacity in which he has a beneficial interest and shared voting and dispositive power, and 542,352 shares held by Mr. Hallowell as to which he has sole voting and dispositive power. The amount of shares held and percent of ownership shown does not include 40,000 shares held by the Hallowell Foundation, of which the Company is informed Mr. Hallowell is a trustee. Mr. Hallowell has disclaimed beneficial ownership of such shares.

     Information pertaining to the voting securities of the Company beneficially owned, as of February 28, 1998, by each director, by the Chairman, Chief Executive Officer and President and the three other executive officers is set forth below. This information has been supplied in each instance by the individuals involved.

-----------------------------------------------------------------------------------------------------------
Name of Individual            Number of Shares       Number of Shares    Total Shares    Percent of Class
or Number of                     with Direct        Acquirable within    Beneficially        If 1% or
Persons in Group            Beneficial Ownership         60 Days           Owned(a)          More(b)
-----------------------------------------------------------------------------------------------------------
Charles W. Grigg                    43,374               307,999           351,373      2.8%
Howard T. Hallowell III            542,868                   566           543,434      4.4%
Richard W. Kelso                     1,880                   566             2,446       --
James F. O'Connor                    1,170                     0             1,170       --
Eric M. Ruttenberg                   2,870                 6,418             9,288(c)    --
Raymond P. Sharpe                    4,870                 2,660             7,530       --
Harry J. Wilkinson                  47,947                92,000           139,947      1.1%
James D. Dee                         1,040                 5,200             6,240       --
John M. Morrash                      3,056                28,200            31,256       --
William M. Shockley                  5,446                29,400            34,846       --
All Directors and
 Executive Officers as a
 Group (10 persons)                654,521               473,009          1,127,530     8.8%
-----------------------------------------------------------------------------------------------------------

(a) Beneficial ownership for purposes of this Proxy Statement is defined in accordance with the requirements of Rule 13d-3 under the Securities Exchange Act of 1934, which provides that the beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security, or has the right to acquire such voting power or investment power through the exercise of an option, warrant or right within 60 days. The individuals named in the table each exercise sole voting and dispositive power over the shares beneficially owned by them except for 1,082 shares held by Mr. Hallowell, over which he has shared voting and dispositive power. The total includes 420 shares held by an executive officer's spouse.

(b) For purposes of calculating the percentage of the outstanding shares of Common Stock at February 28, 1998 for each listed person or entity, the number of shares of Common Stock includes shares that may be acquired by such person or entity within 60 days of February 28, 1998 through the exercise of vested stock options under the SPS 1988 Long Term Incentive Stock Plan but does not include the number of shares underlying such options held by any other person.

(c) The indicated shares of Common Stock are beneficially owned directly by Mr. Ruttenberg. Mr. Ruttenberg is a general partner of Tinicum Investors, a Delaware partnership ("Investors"), that had direct beneficial ownership of 1,518,138 shares of Common Stock as of February 28, 1998. Based on understandings with certain other beneficial owners of Common Stock described in a Statement on Schedule 13D dated January 24, 1997 as updated by the named entities through February 28, 1998, Mr. Ruttenberg and Investors may be deemed to have indirect beneficial ownership of an additional 464,622 shares of Common Stock beneficially owned directly by such other beneficial owners as of February 28, 1998. Mr. Ruttenberg disclaims beneficial ownership of any shares of Common Stock beneficially owned directly by Investors or such other beneficial owners.


--------------------------------------------------------------------------------
                             Election of Directors
--------------------------------------------------------------------------------

     The Company currently has seven directors serving in three classes, consisting of one class of three members and two classes of two members each. The term of office of one class will expire each year. Members of each class are elected for terms of three years, except in the case of a vacancy in any class, in which case the vacancy may be filled by the Board of Directors for the balance of the term of the class in which the vacancy exists.

     The terms of office of the three Class I directors expire this year. Accordingly, shareholders are being asked to elect three Class I directors who will hold office until the 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless you indicate otherwise, your proxy will be voted in favor of the election of each of the nominees named below for a three-year term. Should any nominee become unavailable for election for any unforeseen reason, the Board of Directors or the Executive Committee of the Board of Directors will determine how the proxies will be voted. The three nominees receiving the highest number of votes cast at the meeting will be elected as Class I directors.

     Listed below are the names of, and certain other information respecting the three nominees for election as Class I directors, and the other four directors who will be continuing in office following the meeting.

--------------------------------------------------------------------------------
CLASS I - NOMINEES FOR A THREE-YEAR TERM
--------------------------------------------------------------------------------

Howard T. Hallowell III

Age: 63                                         Director since 1992
Economist, since prior to 1993 until his retirement in 1994, from Eastman Kodak Company, a leading manufacturer of photographic equipment and supplies. A director of PMHP Inc., and Trustee of the Hallowell Foundation.
--------------------------------------------------------------------------------

Charles W. Grigg

Age: 58                                         Director since 1993
Chairman of the Board and Chief Executive Officer of the Company since 1993, and President of the Company since 1997. Previously, since prior to 1993, President and Chief Operating Officer of Watts Industries, Inc., a manufacturer of valve products. A director of Wyman-Gordon Corporation.
--------------------------------------------------------------------------------

Richard W. Kelso

Age: 60                                         Director since 1995
President and Chief Executive Officer of PQ Corporation, a global manufacturer of inorganic chemicals, high performance catalysts and functional glass products since prior to 1993. A director of PQ Corporation and P.H. Glatfelter Company.

--------------------------------------------------------------------------------
CLASS III - DIRECTORS WITH TERMS EXPIRING IN 1999
--------------------------------------------------------------------------------

Harry J. Wilkinson

Age: 60                                         Director since 1986
President and Chief Operating Officer of the Company since prior to 1993 until his resignation in 1997. A director of Drexelbrook Engineering Co. and Flexible Circuits, Inc.
--------------------------------------------------------------------------------

Eric M. Ruttenberg

Age: 42                                         Director since 1991
General Partner of Tinicum Investors, an investment management company, since prior to 1993. A director of Environmental Strategies Corporation; Trustee, Mount Sinai Medical Center.

--------------------------------------------------------------------------------
CLASS II - DIRECTORS WITH TERMS EXPIRING IN 2000
--------------------------------------------------------------------------------

Raymond P. Sharpe

Age: 49                                         Director since 1994
Chief Executive Officer of the Cookson Electronics Division of Cookson Group plc, a supplier of special chemicals, metals, printed circuit board laminates and equipment to the printed circuit board fabrication and electronic assembly market. Previously, Executive Vice President of Cookson America, Inc., and Chief Operating Officer of the Electronic Materials Division since 1994. President of the Electronic Materials Division since prior to 1993. A director of Cookson Group plc.

--------------------------------------------------------------------------------

James F. O'Connor

Age: 57                                         Director since 1997
Managing Director of The Chartwell Company, a private merchant and investment bank. Previously, since prior to 1998, Executive Director of Corporate Development for the BBA Group plc, serving the transportation and industrial markets worldwide. A director of PC Cox Holdings, Ltd.; Trustee, Pope John XXIII Seminary.


--------------------------------------------------------------------------------
           Board Meetings, Committees and Compensation of Directors
--------------------------------------------------------------------------------

     During 1997, there were five meetings of the Board of Directors of the Company. Throughout 1997 there was an Executive Compensation and Stock Option Committee, a Directors Committee and an Audit Committee.

     The Executive Compensation and Stock Option Committee, composed of Messrs. Sharpe (Chairman), Hallowell, O'Connor, Ruttenberg and Wilkinson, held three meetings in 1997. The Committee's functions are to fix the salaries and other compensation of all officers and key executives of the Company other than the Chief Executive Officer and President of the Company (whose compensation is fixed by the Board of Directors), to evaluate the Company's executive compensation programs to insure that they remain effective in retaining and attracting managerial talent, and to administer certain of the Company's executive incentive compensation and stock option plans, including the granting of awards as provided in those plans.

     The Directors Committee of the Board of Directors, composed of Messrs. Kelso (Chairman), Grigg, O'Connor, Ruttenberg and Sharpe, held two meetings in 1997. Its functions are to nominate candidates for election to the Board of Directors, recommend nominees for service on its standing committees, review programs for senior management succession, make recommendations to the Board on matters of directors' compensation, benefits, retirement and tenure policy, and consider nominees for director recommended by shareholders.

     The Directors Committee will consider shareholder nominations in accordance with the Company's By-laws, as approved by shareholders. To be considered, notice of a nomination must be received not less than 60 days before the date of the relevant Annual Shareholder Meeting. Such notice must include (i) the name and address of the nominating shareholder, (ii) a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, (iii) the name, age, business and residence addresses and principal occupation of such proposed nominee, (iv) a description of any and all arrangements or understandings between the shareholder and each proposed nominee, (v) such other information as would be required by the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and (vi) the signed consent of each such individual to serve as director if elected. The Board may require any proposed nominee to furnish other information reasonably required to determine the proposed nominee's eligibility and qualifications to serve as a director. Under Pennsylvania law, to be eligible, a nominee must be an individual 18 years of age or older. Factors relevant to a nominee's qualifications would include his or her experience or lack thereof in managing business enterprises, service on other boards of directors, potential or actual conflicts of interest, expertise in a field related to the Company's business, criminal record and other similar information. If the Board (after affording the shareholder a reasonable opportunity to cure any deficiency in the original notice) determines that an individual was not proposed in accordance with the By-laws, then such individual would not be eligible for nomination and election as a director. If a nominee is determined to have been properly proposed by a shareholder, and the Directors Committee determines not to nominate the person, the shareholder proposing such person may nominate the candidate at the meeting. A copy of the Company's By-laws specifying the requirements for nominations for director will be furnished to any shareholder without charge upon written request to the Secretary of the Company.

     The Audit Committee of the Board of Directors, composed of Messrs. Ruttenberg (Chairman), Hallowell, Kelso, O'Connor, and Sharpe, held two meetings in 1997. The Committee's functions include meeting periodically with the Company's management, internal auditors and independent certified public accountants to review with each whether they are properly discharging their respective responsibilities. In addition, this committee is responsible for recommendations to the Board of Directors in the selection and retention of the Company's independent certified public accountants, for establishing the scope of their accounting services and for approval of related fees.

     In 1997, all of the directors attended more than 75% of the aggregate of the meetings of the Board and the committees of the Board on which they served.

--------------------------------------------------------------------------------
                            Executive Compensation
--------------------------------------------------------------------------------

     The following table sets forth, for the Company's fiscal years ended December 31, 1995 through 1997, the total annual and long-term compensation of the Chairman, Chief Executive Officer and President and the three other executive officers of the Company (the "Named Officers").

--------------------------------------------------------------------------------
                          Summary Compensation Table

------------------------------------------------------------------------------
                                                    Annual Compensation
------------------------------------------------------------------------------

                                                                       Other
                                                                       Annual
                                                                      Compen-
             Name and                          Salary       Bonus      sation
        Principal Position           Year      ($)(1)      ($)(2)      ($)(3)
==============================================================================
           Charles W. Grigg         1997      520,833     259,000     23,313
     Chairman, Chief Executive      1996      487,667     217,147     16,962
        Officer and President       1995      443,333     210,895     13,171
------------------------------------------------------------------------------
         William M. Shockley        1997      170,000      68,000          0
Vice President, Chief Financial     1996      150,000      47,879          0
       Officer and Controller       1995      125,800      37,490          0
------------------------------------------------------------------------------
           John M. Morrash          1997      145,000      50,750      1,616
     Vice President, Treasurer      1996      133,000      36,485      1,260
      and Assistant Secretary       1995      125,000      31,875      1,491
------------------------------------------------------------------------------
             James D. Dee           1997      130,000      39,000          0
      Vice President, General       1996       98,367      31,200          0
       Counsel and Secretary        1995       89,700      21,750          0
------------------------------------------------------------------------------

                         [RESTUBBED FROM TABLE ABOVE]

---------------------------------------------------------------------------------------
                                            Long-Term Compensation
                                   ----------------------------------------
                                             Awards               Payouts
                                   --------------------------  ------------
                                                  Securities
                                                  Underlying    Long-Range    All Other
                                    Restricted      Options      Incentive     Compen-
             Name and                  Stock        Granted        Bonus       sation
        Principal Position            ($)(4)          (#)         ($)(5)       ($)(6)
=======================================================================================
           Charles W. Grigg          123,462        40,000       123,462     1,313,598
     Chairman, Chief Executive        96,800        40,000        96,800        10,193
        Officer and President         54,417        40,000        54,417         9,225
---------------------------------------------------------------------------------------
         William M. Shockley          22,690         4,000        34,036       321,631
Vice President, Chief Financial       15,000         6,000        22,500           415
       Officer and Controller          6,827        30,000        10,240           272
---------------------------------------------------------------------------------------
           John M. Morrash            12,096         4,000        22,464       281,638
     Vice President, Treasurer         9,310         6,000        17,290           566
      and Assistant Secretary          4,329         8,000         8,039           529
---------------------------------------------------------------------------------------
             James D. Dee             10,845         6,000        20,140           515
      Vice President, General          7,280        10,000        13,520           243
       Counsel and Secretary           3,014             0         5,598           214
---------------------------------------------------------------------------------------

(1) Amounts shown include amounts (where applicable) deferred by the Named Officers under the Company's Executive Deferred Compensation Plan.

(2) Amounts shown reflect cash payments to the Named Officers under the Company's Management Incentive Plan.

(3) Amounts shown include directors' fees for 1997 through 1995, respectively as follows for Mr. Grigg -- $5,000, $4,000 and $5,000. Amounts shown also reflect, for each of the Named Officers, except Mr. Shockley and Mr. Dee, interest accrued in excess of 120% of the applicable federal long-term rate with respect to the Company's Executive Deferred Compensation Plan.

(4) As of December 31, 1997 the value of restricted shares held by the Named Officers was as follows: Mr. Grigg $327,338 (7,466 shares); Mr. Shockley $52,349 (1,194 shares); Mr. Morrash $30,515 (696 shares) and Mr. Dee $24,816 (566 shares). The value of the restricted shares is based on the year end average stock price of $43.8438 per share. Restricted stock awards earned in 1997 were made on February 2, 1998, for the dollar values shown as determined in accordance with the Company's Long Range Incentive Plan. These awards were granted at the fair market value of the Company's common stock of $41.0938 per share on that date under the SPS 1988 Long Term Incentive Stock Plan to the Named Officers in the following amounts -- Mr. Grigg (3,004 shares); Mr. Shockley (552 shares); Mr. Morrash (294 shares); and Mr. Dee (264 shares). The restrictions lapse on 20% of the shares each year on the anniversary date of the award for the next five years, after which all restrictions will have lapsed.

(5) Amounts shown reflect cash payments to the Named Officers under the Company's Long Range Incentive Plan.

(6) Amounts shown include payments by the Company on behalf of the Named Officers for term-life insurance. Additionally, in the case of Messrs. Grigg, Shockley and Morrash, the amount shown for 1997 includes $1,302,584, $321,153 and $281,016, respectively, representing compensation from the exercise of 40,000, 8,600, and 9,800 stock options, respectively, under the SPS 1988 Long Term Incentive Stock Plan.

     The following tables provide information concerning the number and value of option grants during the last year and the number and value of options to purchase the Company's common stock held by each of the Named Officers as of December 31, 1997. All options outstanding were granted under the SPS 1988 Long

Term Incentive Stock Plan at 100% of the fair market value of the Company's common stock on the date of grant. The vesting provisions of the options are determined by the Executive Compensation and Stock Option Committee.

--------------------------------------------------------------------------------
                          Option Grants in Last Year

------------------------------------------------------------------------------------------------------------
                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                                                                      Annual Rates of Stock
                                                                                      Price Appreciation for
                                 Individual Grants                                         Option Term
------------------------------------------------------------------------------------------------------------
                                           % of Total
                                            Options
                              Number of    Granted to
                             Securities       All
                             Underlying    Employees     Exercise
                               Options      in Last        Price        Expiration
           Name                Granted        Year        ($/Sh)           Date         5% ($)     10% ($)
============================================================================================================
        Charles W. Grigg       40,000     20.62%       33.9063       Feb. 9, 2007      852,938   2,161,513
------------------------------------------------------------------------------------------------------------
      William M. Shockley       4,000      2.06%       33.9063        Feb 9, 2007       85,294     216,151
------------------------------------------------------------------------------------------------------------
         John M. Morrash        4,000      2.06%       33.9063       Feb. 9, 2007       85,294     216,151
------------------------------------------------------------------------------------------------------------
           James D. Dee         6,000      3.09%       33.9063       Feb. 9, 2007      127,941     324,227
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Aggregated Option Exercises and Year-End Option Value Table

------------------------------------------------------------------------------------------------------
                                                                  Number of       Value of Unexercised
                                                                 Unexercised         "In-the-Money"
                                                                 Options at       Options at Year-End
                                                                  Year-End               ($)(1)
                                  Number of
                                    Shares         Dollar
                                 Acquired on       Value        Exercisable/          Exercisable/
             Name                  Exercise       Realized      Unexercisable        Unexercisable
================================================================================ =====================
       Charles W. Grigg (2)        40,000        1,302,584     283,999/96,001     9,196,858/1,647,517
------------------------------------------------------------------------------------------------------
       William M. Shockley          8,600          321,153      22,400/32,800         627,587/780,412
------------------------------------------------------------------------------------------------------
          John M. Morrash           9,800          281,016      22,600/17,600         701,944/391,425
------------------------------------------------------------------------------------------------------
            James D. Dee                0                0       2,000/14,000          33,687/194,375
------------------------------------------------------------------------------------------------------

(1) Value of unexercised options based on the year end, December 31, 1997, average stock price of $43.8438 per share.

(2) Mr. Grigg received an option grant of 300,000 shares under the SPS 1988 Long Term Incentive Stock Plan on December 1, 1993, upon being elected Chairman and Chief Executive Officer of the Company. As of January 23, 1996, all 300,000 options became fully vested and exercisable as a result of the achievement of target prices for the Company's common stock as set forth below:




          Target Price     Number of Options Vested and Exercisable
         --------------   -----------------------------------------
         $   14.0625                        90,000
         $   17.30                          90,000
         $   21.625                        120,000

     The Stock Option Agreement with Mr. Grigg contains certain resale restrictions. The total number of shares of Common Stock issued pursuant to the option grant (300,000) shall not be sold more quickly than as follows:



            Time Period               Cumulative Percent Which May Be Sold
            -----------               ------------------------------------

          12/1/94 to 11/30/95                          20%
          12/1/95 to 11/30/96                          40%
          12/1/96 to 11/30/97                          60%
          12/1/97 to 11/30/98                          80%
          12/1/98 and thereafter                      100%


--------------------------------------------------------------------------------
Pension Benefits
--------------------------------------------------------------------------------

     The following table shows the amount of the total annual pension which a Named Officer would receive at age 65 for the years-of-service indicated under
(i) the Company's Retirement Income Plan (RIP), a qualified cash balance plan in which the benefit is determined by Company contribution credits based on age and service, and interest credits based on one-year Treasury rates; (ii) the Benefit Equalization Plan (BEP), a non-qualified unfunded plan which makes up retirement benefit reductions under RIP due to ceilings established by the Internal Revenue Code and/or reductions due to participation in the Executive Deferred Compensation Plan; and (iii) the Supplemental Executive Retirement Plan (SERP), a non-qualified unfunded plan in which an enhanced retirement benefit is accrued based upon the participant's final five year average pensionable earnings and years-of-service.


--------------------------------------------------------------------------------
                              Pension Plan Table

                                          Years of Service
--------------------------------------------------------------------------------
     Average Pensionable                                  15 or More
    Earnings for Five-Year       5 Years     10 Years       Years
 Period Preceding Retirement     Service      Service      Service
==============================================================================
$    150,000                      30,000      60,000        90,000
           200,000                40,000      80,000       120,000
           250,000                50,000     100,000       150,000
           300,000                60,000     120,000       180,000
           350,000                70,000     140,000       210,000
           400,000                80,000     160,000       240,000
           450,000                90,000     180,000       270,000
           500,000               100,000     200,000       300,000
           550,000               110,000     220,000       330,000
           600,000               120,000     240,000       360,000


     Pensionable earnings with respect to the Named Officers are based solely on the amounts shown in the salary column of the Summary Compensation Table.

     As of December 31, 1997, the years of credited service for the Named Officers were as follows: C. W. Grigg -- 14; W. M. Shockley -- 6; J. M. Morrash -- 16; J. D. Dee -- 9.

     For Mr. Grigg, years-of-service includes service with Watts Industries, Inc. The straight life annuity amount payable to Mr. Grigg at age 65 will be reduced by benefits payable under the Watts Industries, Inc. Supplemental Employees Retirement Plan.

     The RIP and BEP are cash balance plans wherein participants receive quarterly statements evidencing an accrued benefit in the form of a present value lump sum which grows through Company contribution credits and interest credits based on one-year Treasury rates. The Company contribution credits are determined on the basis of age and service points, as follows:



------------------------------------------------------------------------------
                                                   Company
                                             Contribution as % of
                                                  Earnings:
------------------------------------------------------------------------------
             Age and Service              Under SS          Over SS
                 Points                  Wage base         Wage base
==============================================================================
                   28                      1.250%            2.500%
------------------------------------------------------------------------------
                   36                      1.625%            3.250%
------------------------------------------------------------------------------
                   44                      2.000%            4.000%
------------------------------------------------------------------------------
                   52                      2.500%            5.000%
------------------------------------------------------------------------------
                   60                      3.125%            6.125%
------------------------------------------------------------------------------
                   68                      3.750%            6.750%
------------------------------------------------------------------------------
                   76                      4.625%            7.625%
------------------------------------------------------------------------------
                   84                      5.625%            8.625%
------------------------------------------------------------------------------
                   92                      6.750%            9.750%
------------------------------------------------------------------------------
               92 and over                 8.125%           11.125%
------------------------------------------------------------------------------

     The estimated total annual life annuity benefits payable upon retirement at the normal retirement age of 65 from the RIP and BEP only, for each of the Named Officers, are as follows (these amounts are not incremental to those shown in the Pension Plan Table above):




------------------------------------------------------------------------------
                                Date         Years of Service
     Named Officer           at Age 65          at Age 65       Annual Benefit
==============================================================================
      Charles W. Grigg      June, 2004             10               $ 47,400
------------------------------------------------------------------------------
   William M. Shockley     August, 2026            34                163,000
------------------------------------------------------------------------------
      John M. Morrash     October, 2019            38                 90,900
------------------------------------------------------------------------------
        James D. Dee        July, 2022             34                 92,700
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Compensation of Directors
--------------------------------------------------------------------------------

     Each director who is not an employee of the Company receives an annual retainer of $17,000 plus a fee of $1,000 for each meeting of the Board of Directors or one of its committees attended by him. Each director who is an employee of the Company receives a fee of $1,000 for each meeting of the Board of Directors attended by him. Each non-employee director on May 2, 1995 received a restricted stock award in the amount of $25,000, or 1,530 shares, based upon the fair market value of the Company's common stock on that date of $16.3438 per share. Mr. Kelso, who was appointed as a director on October 24, 1995, received a pro rata restricted stock award in the amount of $22,500, based upon the number of months remaining until May 2, 2000, in accordance with the SPS 1988 Long Term Incentive Stock Plan, or 1,140 shares based upon the fair market value of the Company's common stock on October 24, 1995 of $19.7188 per share. Each non-employee director on February 10, 1997 received a restricted stock award in the amount of $25,000, or 740 shares, based upon the fair market value of the Company's common stock on that date of $33.9063 per share. Mr. Wilkinson, who became an outside director on March 1, 1997, received a pro rata restricted stock award in the amount of $40,416, based upon the number of months remaining until May 2, 2000 and February 10, 2002, in accordance with the SPS 1988 Long Term Incentive Stock Plan, or 1,270 shares based upon the fair market value of the Company's common stock on March 3, 1997 of $31.8236 per share. Mr. O'Connor, who was elected as a director on April 29, 1997, received a pro rata restricted stock award in the amount of $38,750, based upon the number of months remaining until May 2, 2000 and February 10, 2002, in accordance with the SPS 1988 Long Term Incentive Stock Plan, or 1,170 shares based upon the fair market value of the Company's common stock on April 29, 1997 of $33.1197 per share. The restrictions on each award lapse on 20% of the shares each year on the anniversary date of the award for the succeeding five years, after which all restrictions will have lapsed.

     A director who is not a participant in any of the Company's qualified retirement plans and who retires at or after age 70 with 5 or more years of service, or at or after age 65 with 10 or more years of service will receive annually during his lifetime an amount equal to the annual retainer in effect as of the date of his retirement. A director who retires at or after age 65 but before age 70 with less than 10 years of service will receive annually a pro rata amount.

     A non-employee director may elect to receive discounted options in lieu of all or a portion of his annual retainer under the SPS 1988 Long Term Incentive Stock Plan. If elected for any year, these discounted options are available for all or any portion of the non-employee director's annual retainer. The number of options granted is determined by the amount of retainer so applied divided by the difference between the fair market value of the Company's common stock at the time of grant less, for each option, the par value per share of one dollar, which is payable by the director at the time of exercise.

--------------------------------------------------------------------------------
Employment Contracts and Termination of Employment and Change of Control Arrangements
--------------------------------------------------------------------------------

     The Company entered into an Employment Agreement with Mr. Grigg on December 1, 1993, which continues until termination of his employment with the Company or his retirement at age 65. The Agreement provided for an annual base salary in the first year of $400,000, with an increase on each subsequent December 1 of an amount equal to at least the percentage increase in the Consumer Price Index for the Philadelphia Region. The Employment Agreement also provided for an incentive bonus payment of $150,000 for the first year, and eligibility to participate in the Company's Management Incentive Plan thereafter. Under the Agreement, he is eligible to participate in all executive benefit plans, stock option programs and employee fringe benefits during his employment with the Company. Mr. Grigg is subject to a non-competition provision during the term of his employment with the Company and for a period of two years thereafter. The Employment Agreement contains severance provisions whereby, upon a "change of control" (as defined in the Executive Severance Agreement described below), the provisions under such Severance Agreement govern.

     The Company has entered into an Executive Severance Agreement ("Agreement") with each of the Named Officers. The Agreement provides that if a "triggering termination" of employment (as defined in the Agreement) occurs within three years after a "change of control" of the Company (as defined in the Agreement), then the employee is entitled to receive within 15 days after the employee's termination date, among other benefits, cash in an amount equal to two times the sum of the employee's annual base salary plus the incentive bonus awards earned by or allocated to the employee in the previous fiscal year under the Company's Management Incentive Plan (MIP) and Long Range Incentive Plan (LRIP). A "triggering termination" generally includes a termination of employment initiated by the Company for any reason other than a disability qualifying the employee for benefits under the Company's Long Term Disability Plan, or for "cause" (as defined in the Agreement), or by the employee for certain reasons set forth in the Agreement.

     Upon a "triggering termination", the employee will also be entitled to receive the appreciated value of all the employee's stock options outstanding and unexercised as of the termination date (whether or not vested), any unpaid salary, all incentive bonus awards payable to, earned by or allocated to the employee under the MIP and LRIP, and all amounts deferred by the employee under any incentive plan and under the Company's Executive Deferred Compensation Plan. The employee will also receive two additional years of credited service under each of the Company's RIP, BEP and SERP (if a participant), and will, for two years, continue to receive certain insurance benefits on a cost-sharing basis. The employee's benefits from BEP and SERP (if a participant) are payable in a lump sum within 15 days after the termination date. Any restrictions remaining on restricted shares that may have been awarded to the employee lapse, and the employee will own such shares free and clear of any Company-imposed restriction. Any non-competition agreements (including non-compete provisions of the MIP) terminate; however, the employee will continue to be bound by the confidentiality provisions of the Agreement. Each Agreement provides for compensation to the employee for any adverse effect of payments under the Agreement determined to be "excess parachute payments," as defined in the Internal Revenue Code.

     Pursuant to the Company's Senior Executive Severance Plan (SESP), each of the Named Officers would receive certain compensation and benefits in the event of termination of employment with the Company, without a change of control, for any reason other than for "cause" (as defined in the SESP) or a disability which qualifies the participant for benefits under the Company's Long-Term Disability Plan, or if initiated by the participant, upon the occurrence of certain events described in the SESP. Upon such termination, the participant is entitled to receive (among other benefits) the base salary in effect prior to the termination date for a period of up to 12 months, all bonuses earned under the MIP for completed and uncompleted (pro rata) periods, under the LRIP for completed periods and all amounts deferred under the Company's Executive Deferred Compensation Plan. The participant will remain on the Company's payroll for up to 12 months, during which all employee benefits to which the participant was entitled prior to the termination will continue, and the participant will be entitled to Company-paid professional outplacement services. At the end of the 12-month period, the participant will be vested in the Company's BEP and SERP (if a participant) and will be entitled to receive a lump sum payment of these retirement benefits. Restrictions on restricted shares, if any, issued to the participant lapse. If the participant is employed by a competitor of the Company without the Company's consent, the ongoing benefits described above cease as of the date of such employment. If the participant is employed on a full-time basis by other than a competitor, the ongoing benefits cease either as of the date of such employment or six months, whichever is later. In the event an employee receives a payment under the Agreement, he is not eligible to receive any payment under the SESP. The Company has agreed that the SESP will not be terminated or amended to reduce or eliminate the benefits granted to certain employees, including the Named Officers. The SESP provides for additional compensation to the participant if any plan payment is subject to an excise or similar tax under the Internal Revenue Code. On February 28, 1997, Harry J. Wilkinson and another individual not named in the Summary Compensation Table, and on April 30, 1997, an additional individual not named in the tables received Notice of Termination under the SESP. These three individuals received $214,667, $123,000 and $85,167, respectively in salary continuation through December 31, 1997. Their remaining benefits under the SESP will be paid in full in 1998.

     In addition, the Company offers retiring executives (including the Named Officers) an agreement pursuant to which, under certain circumstances, the Company would be required to pay in a lump sum all amounts otherwise payable periodically to them under any plan of, or agreement with, the Company. Such lump sum payment would be made only if, within three years after a "change of control" (as defined in such agreement), there is a change in two of the top three executive officers of the Company designated in such agreement. To date, no such agreements are in effect.


--------------------------------------------------------------------------------
                Certain Relationships and Related Transactions
--------------------------------------------------------------------------------

     In connection with the Company's Rights Offering of the Company's Common Stock which concluded in December, 1994 (the "Rights Offering"), the Company entered into a Standby Purchase Agreement, dated as of November 16, 1994, with certain Purchasers and Investors./1 The Purchasers agreed to acquire from the Company, at the subscription price provided in the Rights Offering, all remaining shares of Common Stock not subscribed for by the Company's shareholders. Eric M. Ruttenberg, a director of the Company, is an "Affiliate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of certain of the Purchasers.

     Pursuant to the Standby Purchase Agreement, the Purchasers acquired 536,760 shares of Common Stock for $6,575,310 and received from the Company $63,088 as reimbursement for certain expenses incurred by the Purchasers in connection with the Rights Offering. The Purchasers, Investors and their Affiliates (collectively the "Affiliated Group") owned an aggregate of 1,570,560 shares of Common Stock, or approximately 13.93% of the 11,272,718 shares of the Company's Common Stock outstanding, at the conclusion of the Rights Offering and the Purchase of unsubscribed shares in accordance with the Standby Purchase Agreement.

     The Standby Purchase Agreement will terminate upon the earliest to occur of:

     (a) six years from the date of the Standby Purchase Agreement (the "Term"), or

     (b) the date upon which the Affiliated Group no longer beneficially owned Common Stock representing in excess of 10% of the total voting Power (as defined below), or

     (c) removal of or failure to re-elect the designee(s) of the Purchasers and Investors to the Board of Directors in certain circumstances contemplated by the Standby Purchase Agreement.

------------
1/Tinicum Enterprises, Inc., Tinicum Investors, RUTCO Incorporated, Tinicum Foreign Investments Corporation, Tinicum Associates, G.P., Putnam L. Crafts, Jr. and James H. Kasschau (collectively, the "Purchasers"), and RIT Capital Partners plc, J. Rothchild Capital Management Limited and St. James's Place Capital plc (collectively, the "Investors"). See "Ownership of Voting Securities" for more recent information on the Affiliated Group as herein defined. In the Rights Offering, all remaining shares of Common Stock not subscribed for by the Company's shareholders. Eric M. Ruttenberg, a director of the Company, is an "Affiliate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of certain of the Purchasers.

     Pursuant to the Standby Purchase Agreement, the Company on November 16, 1994, amended its Rights Agreement dated as of November 11, 1988, as amended, between the Company and Mellon Bank (East), N.A., as Rights Agent (the "Rights Agreement"), to permit the Affiliated Group to acquire or beneficially own Common Stock representing up to 20% (the "Percentage Limitation") of the total voting power in the general election of directors of the Company ("Total Voting Power"). The Company further agreed, during the Term, to amend the Rights Agreement as necessary to permit an increase of the Percentage Limitation in certain circumstances, including the Company's permitting any other person, generally, to acquire or beneficially own Common Stock representing in excess of 18% of the Total Voting Power, in which case the Percentage Limitation will generally automatically increase to 110% of the percentage of Total Voting Power that such other person is permitted to acquire or beneficially own.

     The Affiliated Group has agreed for approximately six years, to a broad range of restrictions prohibiting such activities as: soliciting proxies; generally making shareholder proposals; engaging in efforts to acquire stock in, or assets of, the Company (by purchase, merger, or otherwise); or seeking changes in the composition of the Board of Directors. Such restrictions will be automatically waived (A) if any person publicly makes a bona fide offer to acquire a majority of the outstanding Common Stock and the Company's Board of Directors does not oppose such offer, or (B) if any person makes a bona fide offer to acquire a majority of the outstanding Common Stock and either (i) the Company's Board of Directors determines to accept such offer, or (ii) the Company's Board of Directors determines, for example, to seek competing offers or proposes to effect or negotiate with any person any form of business combination or similar transaction with the Company, or proposes in response to such bona fide offer, a recapitalization, share repurchase, extraordinary dividend or other similar extraordinary transaction involving the Company, its securities or assets, to the extent necessary to allow the Affiliated Group to make a competing offer to the Company's Board of Directors to acquire the Company or its securities or its assets.

     The Purchasers and Investors have also agreed that, for approximately six years, all shares of Common Stock which are directly or indirectly beneficially owned by the Affiliated Group, other than those shares of Common Stock which represent voting power of up to 10% of the Total Voting Power, will be voted in accordance with the recommendation of the majority of the Company's Board of Directors on all matters submitted to the shareholders for a vote, including the election of directors of the Company, except with respect to any matter which, pursuant to the Company's Bylaws, requires the approval of an 80% super majority of the Company's shareholders, in which case such matter will be voted pro rata in accordance with the vote of the Company's other shareholders.

     The Purchasers and Investors have further agreed during the Term, with certain specific exceptions, not to sell or transfer shares of Common stock representing in excess of 10% of Total Voting Power to any one person in any transaction or series of transactions, unless such person agrees to be bound by the terms of the Standby Purchase Agreement.

     During the Term, the Company has agreed, generally, to exercise all authority under applicable law, to cause Eric M. Ruttenberg (or another designee of the Purchasers and Investors) to be elected to the Company's Board of Directors and in addition, to the Audit, Executive, Directors and Executive Compensation and Stock Option Committees of the Board. In the event the Board of Directors is expanded beyond eight members, the Purchasers and Investors are entitled to nominate an individual to fill the first out of each three Board member positions in excess of eight Board member positions (i.e. the ninth, twelfth, etc.).

     The Company also entered into a certain Registration Rights Agreement with the Purchasers and Investors, dated as of November 16, 1994, pursuant to which the Company, subject to certain terms and conditions, has granted two demand registration rights and unlimited piggyback registration rights to the Purchasers and Investors whereby the Purchasers and Investors may require the Company to cause shares of Common Stock beneficially owned by them to be registered for public sale under the Securities Act. The demand registration rights were not exercisable for a period of three years from November 16, 1994, but the piggyback registration rights will be currently exercisable. All such registration rights will terminate on November 16, 2002.

--------------------------------------------------------------------------------
Compensation Committee Report on Executive Compensation Overview and Philosophy
--------------------------------------------------------------------------------

     The Executive Compensation and Stock Option Committee of the Board of Directors ("Compensation Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee annually recommends to the full Board the compensation to be paid to the Chief Executive Officer and President, and determines the compensation of each of the other executive officers of the Company. The Compensation Committee is free to engage and consult with outside compensation consultants as it sees fit and generally has access to independent compensation data.

     The objectives of the Company's executive compensation program are to:

     o Emphasize long-term performance and increases in shareholder value.

   o Provide base compensation and benefit levels that are competitive with those in the markets in which the Company competes for executive personnel.

   o Reward executives for the achievement of short-term and long-term financial goals and the enhancement of shareholder value.

   o Support a performance-oriented environment by providing incentive compensation that changes in a consistent and predictable way with both the financial performance of the Company and management performance in support of strategic objectives.

     o Provide a long-term and career-oriented compensation environment.

   o Offer meaningful and competitive retirement and supplemental benefits that are consistent with the Company's objective of retaining key employees.

     The executive compensation program provides a compensation package that is competitive with those offered by similar companies. The Company periodically reviews the competitive practices of companies in the fabricated metals, durable manufacturing and other industries, as well as with a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term Company performance as well as individual performance. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal and individual circumstances.


--------------------------------------------------------------------------------
                        Executive Officer Compensation
--------------------------------------------------------------------------------

     Executive officer compensation is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, long range cash and restricted stock incentive compensation, specific benefits designed to provide remuneration for career service, and various benefits, including medical, life insurance and savings plans generally available to employees of the Company.


--------------------------------------------------------------------------------
                                  Base Salary
--------------------------------------------------------------------------------

     Base salary levels for the Company's executive officers are competitively set relative to certain companies in the fabricated metals, durable manufacturing and other industries as well as other comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific expertise beneficial to the Company.

--------------------------------------------------------------------------------
                            Incentive Compensation
--------------------------------------------------------------------------------

     The Company's incentive programs are intended to provide incentives to achieve financial and individual objectives, and to reward exceptional performance. The Management Incentive Plan is the Company's annual incentive program for executive officers and key managers. The purpose of the plan is to provide a direct financial incentive in the form of an annual cash bonus to executives for the attainment of annual financial and individual goals. Threshold, target and maximum goals for total Company and individual business unit performance are set by the Compensation Committee at the beginning of each fiscal year. The Long Range Incentive Plan is the Company's three-year incentive program for executive officers and key managers. The purpose of the Plan is to provide a direct financial incentive in the form of an annual cash bonus and a restricted share award under the SPS 1988 Long Term Incentive Stock Plan to executives for the attainment of long-range financial goals of the Company.


--------------------------------------------------------------------------------
                           Equity-Based Compensation
--------------------------------------------------------------------------------

     The equity-based compensation component of the Company's executive compensation program is oriented toward the achievement of increasing shareholder value over the long term. This component of the program -- the SPS 1988 Long Term Incentive Stock Plan -- provides for grants of stock options which align the executives' awards with future shareholder gains. These grants enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.


--------------------------------------------------------------------------------
                              Executive Benefits
--------------------------------------------------------------------------------

     The benefit component of executive compensation is designed to provide executives with adequate and meaningful retirement benefits which are reflective of the benefits offered in comparable companies, and which encourage career-service orientation of the Company's executives. In addition, other benefits such as perquisites are rigidly controlled and minimized. The amount of such perquisites, as determined in accordance with rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 1997.


--------------------------------------------------------------------------------
                     Chief Executive Officer Compensation
--------------------------------------------------------------------------------

     The compensation of the Chief Executive Officer (CEO) is fixed by the full Board of Directors (other than the CEO) consistent with the practices described above. Factors considered by the Board of Directors in deciding the compensation of the CEO are generally subjective. Effective January 1, 1998, Mr. Grigg's annual base salary was increased by the Board of Directors from $517,800 to $536,000. The Board believes this increase is commensurate with the Company's improved financial performance during 1997. This amount is also believed to be competitive with companies of similar size and complexity. Mr. Grigg, has a 60% incentive opportunity under the Company's Management Incentive Plan and a 60% incentive opportunity under the Company's Long Range Incentive Plan.


     Members of the Executive Compensation and Stock Option Committee -- Raymond P. Sharpe, Chairman; Howard T. Hallowell, III; James F. O'Connor; Eric
M. Ruttenberg; and Harry J. Wilkinson.

--------------------------------------------------------------------------------
                        Common Stock Performance Graph
--------------------------------------------------------------------------------
     The graph set forth below shows the cumulative shareholder return (i.e., price change plus reinvestment of dividends) of the Company's Common Stock during the five-year period ended December 31, 1997, as compared to the Standard and Poor's 500 Index and the Standard and Poor's Diversified Manufacturing Index.


              Comparison of Five-Year Cumulative Total Return for
                   SPS, the S&P Index and the S&P Diversified
                         Industrial Manufacturing Index
                           (see Notes 1 and 2 Below)





















                          [INSERT PERFORMANCE GRAPH]






------------
Notes:
(1) Total return assumes reinvestment of dividends.

(2) The above graph assumes $100 was invested on December 31, 1992 in SPS Technologies Common Stock, the S&P 500 Index ad S&P Diversified Industrial Manufacturing Index. The values shown in the graph above are as of the end of each period indicated. Raw data for the S&P 500 Index and S&P Diversified Manufacturing Index are supplied by S&P.


--------------------------------------------------------------------------------
                    Independent Certified Public Accountants
--------------------------------------------------------------------------------

     Coopers & Lybrand L.L.P., the Company's independent certified public accountants for the year 1997, has been selected to continue for the year 1998. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

--------------------------------------------------------------------------------
                              Section 16 Reports
--------------------------------------------------------------------------------

     Based solely on a review of the reports on Forms 3, 4 and 5 filed with the Company by its directors, executive officers and known 5% beneficial owners, and in certain cases upon certificates received from such persons that such filings are not required, no such person failed to file any report required to be filed during, or with respect to, the fiscal year of the Company ended December 31, 1997.


--------------------------------------------------------------------------------
                           Proposals of Shareholders
--------------------------------------------------------------------------------

     Under the Company's By-laws, notice of any proposal to be presented by any shareholder at a meeting must be received by the Secretary of the Company not less than 60 days in advance of the meeting. The notice must include the text of the proposal to be presented, a brief written statement of the reasons why such shareholder favors the proposal, the name and address of record of the proposing shareholder, a representation that the shareholder is entitled to vote at the meeting and intends to appear at the meeting, in person or by proxy, the number of shares of stock beneficially owned by such shareholder and any material interest of such shareholder in the proposal (other than as a shareholder). A copy of the Company's By-laws specifying these requirements will be furnished to any shareholder without charge upon written request to the Secretary.

     Under the rules of the Securities and Exchange Commission, shareholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the Annual Meeting of Shareholders to be held in 1999 must submit such proposals so as to be received at the office of the Secretary, SPS Technologies, Inc., 101 Greenwood Avenue, Suite 470, Jenkintown, PA 19046, no later than November 27, 1998.

                                        James D. Dee
                                        Secretary

March 27, 1998

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Upon written request to the office of the Secretary, SPS Technologies, Inc.,
101 Greenwood Avenue, Suite 470, Jenkintown, PA 19046, the Company will provide, without charge, to any shareholder solicited hereby, a copy of its Annual Report on Form 10-K, including the financial statements and the schedules thereto.
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